UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2018

STRATA SKIN SCIENCES, INC.
(Exact Name of Registrant Specified in Charter)

Delaware	000-51481	13-3986004
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

100 Lakeside Drive, Suite 100, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   215-619-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Definitive Agreement

On September 28, 2018, STRATA Skin Sciences, Inc. (the "Company") entered into a Sublease Agreement (the "Sublease") with the Luigi Bormioli Corporation ("Bormioli") to sublease approximately 8,513 square feet of space of an office building located at 5 Walnut Grove Drive, Horsham, PA 19044 for the Company's new headquarters location.  The Company's current lease for its headquarters expires on November 30, 2018.  Bormioli is the prime tenant of the premises in a prime lease agreement with RVOP, LLC.  The Sublease term commences on November 15, 2018 and expires on January 31, 2023, with the Company having the option of extending the term for one additional term of two years.  The Sublease contains certain protections for the Company in the event of a default by Bormioli under the prime lease.

The Sublease also contains customary terms and conditions for a real property sublease as well as default provisions allowing Bormioli to terminate the Sublease in the event of an unremedied breach by the Company.

The foregoing description of the Sublease is qualified in its entirety by reference to the provisions of the Sublease, which is attached hereto as Exhibit 10.1 and is incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Information about the Sublease disclosed in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.          Financial Statements and Exhibits

(d) Exhibits
Exhibit No          Exhibit Description
10.1	Sublease Agreement between Luigi Bormioli Corporation and Strata Skin Sciences, Inc. for office space at 5 Walnut Grove Drive, Horsham, PA 19044.

Exhibit Index

Exhibit No.          Exhibit Description
10.1          Sublease Agreement between Luigi Bormioli Corporation and Strata Skin Sciences, Inc. for office space at 5 Walnut Grove Drive, Horsham, PA 19044.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
STRATA SKIN SCIENCES, INC.

By:	/s/ Matthew C. Hill
Matthew C. Hill
Chief Financial Officer

Date October 3, 2018